UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  May 10, 2000





                              GENESIS ENERGY, L.P.
            (Exact name of registrant as specified in its charter)




          Delaware                        1-12295          76-0513049
     (State or other jurisdiction of    (Commission    (I.R.S. Employer
      incorporation or organization)     File Number)   Identification No.)




     500 Dallas, Suite 2500, Houston, Texas                 77002
     (Address of principal executive offices)             (Zip Code)




                                   (713) 860-2500
               (Registrant's telephone number, including area code)






Item 5.  Other Events.

  On May 10, 2000, Genesis Energy, L.P. announced that based on the recommendation of the Special Committee appointed by its general partner, the general partner and the Board of Directors of the general partner unanimously approved a proposed financial restructuring of the partnership. The proposed restructuring, which is described in the press release filed as Exhibit 99.1 hereto, is subject to approval by holders of a majority of the partnership's outstanding public common units.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits

      The following materials are filed as exhibits to this Current Report on Form 8-K.

     Exhibit.

     99.1 Press release of Genesis Energy, L.P. dated May 10, 2000.


                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GENESIS ENERGY, L.P.
                                     (A Delaware Limited Partnership)

                                By:  GENESIS ENERGY, L.L.C., as
                                        General Partner


Date:  May 11, 2000             By:    /s/  Ross A. Benavides
                                      ----------------------------------
                                       Ross A. Benavides
                                       Chief Financial Officer